FORM 8-K
                                 Current Report



                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                ________________


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 17, 2000
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                                ________________


Commission        Exact name of registrant as specified in its charter and          States of           I.R.S. Employer
File Number          principal office address and telephone number                Incorporation         I.D. Number
1-1483                WASHINGTON GAS LIGHT COMPANY                             District of Columbia      53-0162882
                      1100 H Street, N.W.                                         and Virginia
                      Washington, D.C. 20080
                      (703) 750-4440




                                      None
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          (Former name or former address, if changed since last report)







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

ITEM 5.  OTHER EVENTS

     On February 17, 2000, the District of Columbia's Office of the People's Counsel filed a complaint with the Public Service Commission of the District of Columbia requesting an investigation into the rates and charges of Washington Gas Light Company in the District of Columbia. In its filing, the Office of People's Counsel contends that Washington Gas Light Company's rates and charges are not just and reasonable, based on the assertion by the Office of People's Counsel that:

         o the actual return on equity earned by Washington Gas Light Company is significantly higher than authorized by the Public Service Commission of the District of Columbia; and

         o the return on equity that the Public Service Commission of the District of Columbia authorizes Washington Gas Light Company to earn is higher than is appropriate, given current economic conditions.

     Washington Gas Light Company will respond to the complaint within the prescribed ten-day period.

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

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                    WASHINGTON GAS LIGHT COMPANY
                                                    ----------------------------
                                                            (Registrant)


Date          February 23, 2000                    /s/  Robert E. Tuoriniemi
----          -----------------                    -----------------------------
                                                        Robert E. Tuoriniemi
                                                             Controller
                                                  (Principal Accounting Officer)


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